                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

          Date of Report (date of earliest event reported): May 8, 2003

                              GEOWORKS CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)

    Delaware                 000-23926                     94-2920371
    --------                 ---------                     ----------
(State or other      (Commission File Number)       (IRS Employer Identification
jurisdiction of                                              Number)
incorporation)

        300 Crescent Court, Suite 1110                          75201
                 Dallas, Texas                                  ------
                --------------                                 (Zip Code)
  (Address of principal executive offices)

Registrant's telephone number, including area code:  (510) 428-3900

Item 4.     Changes in Registrant's Certifying Accountant.

            On May 13, 2003, Geoworks  Corporation,  a Delaware corporation (the
"Registrant"),  engaged Novogradac & Company LLP to serve as its independent accountants for the fiscal year ended March 31, 2003. Neither the Registrant nor anyone on its behalf  has  consulted  Novogradac  &  Company  LLP during the
Registrant's  two most recent fiscal years,  or any subsequent  interim  period, prior to the engagement of Novogradac & Company LLP.

            On  May  8,  2003,  Ernst  &  Young  LLP  was  replaced  as  the
Registrant's  independent auditors. The Registrant replaced Ernst &Young LLP as a result of financial  considerations  following the recent change in control of the Registrant's Board of Directors.

            The   reports  of  Ernst  &   Young  LLP  on  the   Registrant's
consolidated  financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to  uncertainty,  audit scope,  or accounting  principles,  except that their report  dated May 1,  2002,  except for Note 14 as to which the date is June 11,
2002, with respect to the consolidated financial statements as of March 31, 2002 and 2001 and for each of the three  years in the  period  ended  March 31,  2002 contained an explanatory paragraph describing conditions that raised substantial doubt about the Registrant's ability to continue as a going concern as described in the notes to the consolidated financial statements.

            In  connection  with the  audits  of the  Registrant's  consolidated financial  statements for each of the two fiscal years ended March 31, 2002, and in the subsequent  interim period,  there were no disagreements with Ernst &
Young LLP on any  matters  of  accounting  principles  or  practices,  financial statement disclosure, or auditing scope and procedures which, if not resolved to the  satisfaction of Ernst &  Young LLP would have caused Ernst &  Young
LLP to make  reference  to the  matter  in  their  report.  The  Registrant  has requested  Ernst  &  Young  LLP to  furnish  it a  letter  addressed  to the
Securities  and Exchange  Commission  stating  whether or not it agrees with the above statements. A copy of that letter, dated May 15, 2003, is filed as Exhibit
16.1 to this Form 8-K.

            The decision to change  independent  accountants was approved by the
Board of Directors of the Registrant.

Item 7.     Financial Statements and Exhibits.

     c.   Exhibits

     16.1 Letter of Ernst & Young LLP regarding change in certifying accountant.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 15, 2003                           Geoworks Corporation

                                              By:  /s/ John Murray
                                                   -----------------------------
                                                       John Murray
                                                       Chief Financial Officer